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                            ALL-INCLUSIVE TRUST DEED

                            WITH ASSIGNMENT OF RENTS


THIS ALL-INCLUSIVE TRUST DEED made as of June 30, 2006, between Gateway Distributors, Inc. as TRUSTOR, whose address is 2555 East Washburn Road, Las Vegas, N.V. 89081, EMPIRE LAND TITLE, INC., as TRUSTEE, and Terry D. Nielsen and Laniel S. Nielsen as BENEFICIARY,

     WITNESSETH: That Trustor CONVEYS AND WARRANTS TO TRUSTEE IN TRUST, WITH POWER OF SALE, the following described Property situated in Utah County, State of Utah.

See  Attached  Exhibit  "A"


     Together with all buildings, fixtures and improvements thereon and all water rights, rights of way, easements, rents, and issues, profits, income tenements, hereditaments, privileges and appurtenances hereunto belonging, now or hereafter used or enjoyed with said property, or any part thereof, SUBJECT, HOWEVER, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues, and profits;

     FOR THE PURPOSE OF SECURING (1) payment of the indebtedness evidenced by and ALL-Inclusive Promissory Note (hereinafter the "Note") of even date herewith, in the principal sum of $770,000.00, made by Trustor, payable to the order of Beneficiary at the times, in the manner and with interest as therein set forth, and any extensions and/or renewals or modifications thereof; (2) the performance of each agreement of Trustor herein contained; (3) the payment of such additional loans or advances as hereafter may be made to Trustor, or his successors or assigns, when evidenced by a Promissory Note or Notes reciting that they are secured by this Trust Deed; and (4) the payment of all sums expended or advanced by Beneficiary under or pursuant to the terms hereof, together with interest thereon as herein provided.

     This instrument is an All-Inclusive Trust Deed subject and subordinate to the following instruments (hereinafter "Senior Encumbrances"):


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     1)     A  Trust Deed/Mortgage recorded August 11, 2005 as Entry No. 9464185 of Official records, which secures a Promissory Note in the original principal amount of $356,435.00 dated August 11, 2005, in favor of Far West Bank, Beneficiary/Mortgagee, with the Trustor/Mortgagor being Terry D. Nielsen and Laniel S. Nielsen.

     The Promissory Note(s) secured by said Trust Deed(s) is (are) hereinafter referred to as the "Senior Note(s)"). Nothing in this Trust Deed, the Note, or any deed in connection herewith shall be deemed to be an assumption by the Trustor or the Senior Notes or Senior Encumbrances.

           TO PROTECT THE SECURITY OF THIS TRUST DEED, TRUSTOR AGREES:

     1. To keep said property in good condition and repair; not to remove or demolish any building thereon, to complete or restore promptly an din good and workmanlike manner any building which may be constructed, damaged or destroyed thereon; to comply with all laws, covenants and restrictions affecting said property; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to do all other acts which from the character or use of said property may be reasonable necessary, the specific enumerations herein not excluding the general; and, if the loan secured hereby or any part thereof is being obtained for the purpose of financing construction of improvements on said property, Trustor further agrees.

          a. To commence construction promptly and to pursue same with reasonable diligence to completion in accordance with plans and specifications satisfactory to Beneficiary, and

          b. To allow Beneficiary to inspect said property at all times during construction.

     Trustee, upon presentation to it of an affidavit signed by Beneficiary, setting forth facts showing a default by Trustor under this paragraph, is authorized to accept as true and conclusive all facts and statements therein, and to act thereon hereunder.

     2. To provide and maintain insurance, of such type or types and amounts as Beneficiary may require, on the improvements now existing or hereafter erected or placed on said property. Such insurance shall be carried in companies approved by Beneficiary with loss payable clauses in favor of an in form acceptable to Beneficiary. In event of loss, Trustor shall give immediate notice of Beneficiary, who may make proof of loss, and each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Beneficiary instead of to Trustor and Beneficiary jointly, and the insurance proceeds, or any part thereof, may be applied by Beneficiary, at its option, to reduction of the indebtedness hereby secured or to the restoration or repair of the property damaged.


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     3.     To  deliver  to,  pay  for  and  maintain with Beneficiary until the indebtedness secured hereby is paid in full such evidence of title as Beneficiary may require, including abstracts of title or policies or title insurance and any extensions or renewals thereof or supplements thereto.

     4. To appear in and defend any action or proceeding purporting to affect the security thereof, the title to said property, or the rights of powers of Beneficiary or Trustee; and should Beneficiary or Trustee elect to also appear in or defend any such action or proceeding, to pay all costs and expenses, including cost of evidence or title and attorney's fees in a reasonable sum incurred by Beneficiary or Trustee.

     5. To pay all taxes, insurance and assessments of every king or nature as and when required by the Holders of Senior Encumbrances or when otherwise due in absence or any requirements under the Senior Encumbrances.

     6. Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation to do so and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: Make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; commence, appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest, or compromise any encumbrance, charge or lien which in the judgment or either appears to be prior or superior hereto; and in exercising any such powers, incur and liability, expend whatever amounts in its absolute discretion it may deem necessary therefore, including cost of evidence or title, employ counsel, and pay reasonable legal fees.

     7. To pay immediately and without demand all sums expended hereunder by Beneficiary or Trustee, with interest from date of expenditure at the rate borne by the principal balance under the Note until paid, and the repayment thereof shall be secured hereby.

     IT IS MUTALLY AGREED THAT:

     8. Should said property of any part thereof be taken or damaged by reason of any public improvement or condemnation proceeding, or damaged by fire, or earthquake, or in any other manner, Beneficiary shall be entitled to all compensation, awards, and other payments or relief therefore, and shall be entitle at its option to commence, appear in and prosecute in its own name, any action or proceedings, or to make any compromise or settlement, in connection with such taking or damage. All such compensation, awards, damages, rights or action and proceeds, including the proceeds of any policies of fire and other insurance expenses, including attorney's fees, apply the same on any indebtedness secured hereby. Trustor agrees to execute such further assignments or any compensation, award, damages, and rights of action and proceeds as Beneficiary or Trustee may require.

     9. At any time and from time to time upon written request of Beneficiary, payment of its fees and presentation of this Trust Deed and the note of endorsement (in


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case  of  full  reconveyance, for cancellation and retention), without affecting the liability of any persons for the payment of the indebtedness secured hereby, Trustee may (a) consent to the making of any map or plat of said property; (b) join in granting any easement or creating any restriction thereon; (c) join in any subordination or other agreement affecting this Trust Deed or the lien or charge thereof; (d) reconvey, without warranty, all or any part of said property. The grantee in any reconvenance may be described as "the person or persons entitle thereto", and the recitals therein of any matters or facts shall be conclusive proof of truthfulness thereof. Trustor agrees to pay reasonable Trustee's fees for any of the services mentioned in this paragraph.

     10. As additional security, Trustor hereby assigns Beneficiary, during the continuance of these trusts, all rents, royalties, profits of the property affected by this Trust Deed and of any personal property located thereon. Until Trustor shall default in the payment of any indebtedness secured hereby or in the performance of any agreement hereunder, Trustor shall have the right to collect all such rents, issues, royalties and profits earned prior to default as they become due and payable. If Trustor shall default as aforesaid, Trustor's right to collect any of such moneys shall cease and Beneficiary shall have the right, with or without taking possession of the property affected hereby, to collect all rents, royalties, issues, and profits. Failure or discontinuance of Beneficiary at any time or from time to time to collect any such moneys shall not in any manner affect the subsequent enforcement by Beneficiary of the right, power, and authority to collect the same. Nothing contained herein, nor the exercise of the right by Beneficiary to collect, shall be, or be construed to be, an affirmation by Beneficiary of any tenancy, lease or option, nor an assumption of liability under, nor a subordination of the lien or charge of this Trust Deed to any such tenancy, lease or option.

     11. Upon any default by Trustor hereunder, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court (Trustor hereby consenting to the appointment of Beneficiary as such receiver), and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in its own name sue for or otherwise collect said rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine.

     12. The entering upon and taking possession of said property, the collection of such rents, issues, and profits, or the proceeds of fire and other insurance policies, or compensation or awards for any taking damages of said property, and the application or release thereof as aforesaid, shall not cure or waive any default or notice or default hereunder or invalidate any act done pursuant to such notice.

     13. The failure on the part of Beneficiary to promptly enforce any right hereunder shall not operate as a waiver of such right and the waiver by Beneficiary of any default shall not constitute a waiver of any other subsequent default.

     14. Time is of the essence hereof. Upon default by Trustor in the payment of any indebtedness secured hereby or in the performance of any agreement hereunder, all sums secured hereby shall immediately become due and payable at the option of


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Beneficiary.  In  the  event  of  such default, Beneficiary may execute or cause
Trustee to execute a written notice of default and of election to cause said property to be sold to satisfy the obligations hereof, and Trustee shall file such notice for record in each county wherein said property or some part of parcel thereof is situated. Beneficiary also shall deposit with Trustee, the note and all documents evidencing expenditures secured hereby.

     15. After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of default and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property on the date and at the time and place designated in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine (but subject to any statutory right of Trustor to direct the order in which property, if consisting of several known lots or parcels shall be sold), at public action to the highest bidder, the purchase price payable in lawful money of the United States at the time of sale. The person conducting the sale, may for any cause he deems expedient, postpone the sale from time to time until it shall be completed and, in every case, notice of postponement shall be given by public declaration thereof by such person at the time and place last appointed for the sale; provided, if the sale is postponed for longer than one day beyond the day designated in the notice of sale, notice thereof shall be given in the same manner as the original notice of sale. Trustee shall execute and deliver to the purchaser its Deed conveying said property so sold, but without any covenant or warranty, express or implied. The recitals in the Deed of any matters or facts shall be conclusive proof of the trustfulness thereof. Any person, including Beneficiary, may bid at the same. Trustee shall apply the proceeds of the sale to payment of (1) the costs and expense of exercising the power of sale and of the sale, including the evidence of title procured in connection with such sale;
(2) all sums expended under the terms hereof, not then repaid, with accrued interest at the rate borne by the principal balance under the Note from date of expenditure; (3) all other sums then secured hereby; and (4) the remainder, if any, to the person or persons legally entitled thereto, or the Trustee, in its discretion, may deposit the balance of such proceeds with the County Clerk of the county in which the sale took place.

     16. Upon the occurrence of any default hereunder, Beneficiary shall have the option to declare all sums secured hereby immediately due and payable and foreclose this Trust Deed in the manner provided by law for the foreclosure of mortgages on real property and beneficiary shall be entitled to recover in such proceedings all costs and expenses incident thereto, including a reasonable attorney's fee in such amount as shall be fixed by the court.

     17. Beneficiary may appoint a Successor Trustee at any time by filing for a record in the office of the County Recorder of each county in which said property or some part hereof is situated, a substitution of Trustee. From the time the substitution is filed for record, the new Trustee shall succeed to all powers, duties, authority and title of the Trustee named herein or of any Successor Trustee. Each such substitution shall be executed and acknowledged, and notice thereof shall be given and proof thereof made, in the manner provided by law.

     18. This Trust Deed shall apply to, inure to the benefit of, and bind all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns.


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All  obligations  of  Trustor  hereunder  are  joint  and  several.  The  terms
"Beneficiary" shall mean the owner and holder, including any pledge, of the note secured hereby, in this Trust Deed, whenever the contest requires, the masculine gender includes the feminine and/or neuter, and the singular includes the plural.

     19. Trustee accepts this Trust when this Trust Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Trust Deed or of any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party, unless brought by Trustee.

     20. This Trust Deed shall be construed according to the laws of the State of Utah.

     21. The undersigned Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to him at the address hereinbefore set forth.

                                    SIGNATURE OF TRUSTOR

                                    Gateway Distributors, Inc.

                                    By:
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                                       Its:
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STATE OF UTAH
                 SS.
COUNTY OF UTAH

          On the      day of            , 20    , personally appeared before me
                 ----        -----------    ----
                                 who being by me duly sworn, says that he is the
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                          of said corporation by authority of its by-laws (or by
-------------------------
authority of a resolution of its board of directors) and said
                                                              ------------------
acknowledged to me that said corporation executed the same.


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                                        NOTARY PUBLIC

My Commission Expires:
Residing at:


                          REQUEST FOR FULL RECONVEYANCE

    (To be used only when indebtedness secured hereby has been paid in full)

TO:  TRUSTEE

     The undersigned is the legal owner and holder of the note and all other indebtedness secured by the within Trust Deed. Said note, together with all other indebtedness secured by said Trust Deed has been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Trust Deed, to cancel said note above mentioned, and all other evidences of indebtedness secured by said Trust Deed delivered to you herewith, together with the said Trust Deed, and to reconvey, without warranty, to the parties designated by the terms of said Trust Deed, all of the estate now held by you thereunder.

DATED                       , 20
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Mail reconveyance to:


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                               LEGAL DESCRIPTION

     Real Property located in the County of Salt Lake, State of Utah, and described as follows:

     Lot 3C, HORIZON WEST INDUSTRIAL PARK, AMENDED Lot 3, in the City of Salt Lake, County of Salt Lake, State of Utah, according to the official plat thereof on file in the office of the recorder of said county.


                                  EXHIBIT "A"
                                TO DEED OF TRUST